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                                                                    Exhibit 23.3
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                       CONSENT OF INDEPENDENT ACCOUNTANTS
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We hereby consent to the incorporation by reference in this Registration
Statement on Form S-8 of our report dated February 5, 1996 appearing in GenRad, Inc.'s Annual Report on Form 10-K for the year ended December 30, 1995. We also consent to the incorporation by reference of our report on the Financial Statement Schedule, which appears in such Annual Report on Form 10-K.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Boston, Massachusetts
May 31, 1996


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